Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Description of the Business Combination
On July 1, 2024, PLAYSTUDIOS, Inc., a Delaware corporate (“MYPS”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and between MYPS and its wholly-owned subsidiary, PLAYSTUDIOS International Israel Limited and Pixode Games Limited, a United Kingdom company (“Pixode”).
Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, PLAYSTUDIOS agreed to acquire certain tangible and intangible assets associated with mobile games developed and published by Pixode, for upfront cash consideration of $3.5 million and additional consideration, contingent upon the satisfaction of certain product and financial milestones, up to a maximum amount of $113.5 million.
The Purchase Agreement was accounted for as a business combination in accordance with Accounting Standards Codification (“ASC”) 805, Business Combinations (“ASC 805”).
The following summarizes the consideration issued at the closing of the Business Combination:

Total Consideration (in thousands, except share data)	Amounts
Cash consideration	$3,500
Contingent consideration	3,533
Total consideration	$7,033
Unaudited Pro Forma Condensed Combined Financial Information
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”
The unaudited pro forma condensed combined balance sheet as of March 31, 2024 combines the historical balance sheet of Pixode and the historical balance sheet of MYPS on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on March 31, 2024. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 and the year ended December 31, 2023 combine the historical statements of operations of Pixode and PLAYSTUDIOS for such periods on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on January 1, 2023, the beginning of the year presented:
The historical financial information was derived from and should be read in conjunction with the following historical financial statements and accompanying notes:
•the audited financial statements of MYPS contained in its Annual Report on Form 10-K for the year ended December 31, 2023;
•the unaudited financial statements of MYPS as of and for the three months ended March 31, 2024 contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 2024;
•the audited financial statements of Pixode as of December 31, 2023 included as Exhibit 99.1 to MYPS’ Current Report on Form 8-K filed with the SEC on September 16, 2024; and
•the unaudited financial statements of Pixode as of and for the three months ended March 31, 2024 included as Exhibit 99.2 to MYPS’ Current Report on Form 8-K filed with the SEC on September 16, 2024;
The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF MARCH 31, 2024
(in thousands)

	As of March 31, 2024	As of March 31, 2024
	Pixode Games Limited (Historical)	PLAYSTUDIOS, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash	$170		$(170)
Cash and cash equivalents		126,980	170	(170)	(A)	$122,931
				(3,400)	(B)
				(649)	(C)
Accounts receivable	16		(16)
Receivables		31,944	16	(16)	(A)	31,944
Income tax receivable	55		(55)
Other current assets	19		(19)
Prepaid and other current assets		10,730	74	(74)	(A)	10,730
Total current assets	$260	169,654	—	(4,309)		165,605

Non-current assets:
Property and equipment, net	15	17,905				17,920
Operating lease right-of-use assets	87	8,461				8,548
Intangible assets and internal-use software, net		108,386		1,660	(D)	110,046
Goodwill		47,133		5,358	(D)	52,491
Deferred income tax asset	22		(22)
Deferred income taxes		2,711	22	(22)	(A)	2,711
Other long-term assets		3,224				3,224
Total non-current assets	124	187,820	—	6,996		194,940
Total assets	$384	$357,474	$—	$2,687		$360,545

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$228	$3,817		$(228)	(A)	$3,817
Warrant liabilities		1,151				1,151
Operating lease liabilities, current	74	3,461				3,535
Long-term debt, current	7,855			(7,855)	(A)	—
Income tax payable	54		(54)
Accrued and other current liabilities	623		(623)
Accrued liabilities		29,029	677	(677)	(A)	29,129

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF MARCH 31, 2024
(in thousands)

	As of March 31, 2024	As of March 31, 2024
	Pixode Games Limited (Historical)	PLAYSTUDIOS, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
				100	(B)
Total current liabilities	8,834	37,458	—	(8,660)		37,632

Non-current Liabilities:
Minimum guarantee liability		24,000				24,000
Deferred income taxes		1,001				1,001
Operating lease liabilities, non-current	13	5,532				5,545
Long-term debt, less current portion	50		(50)
Other long-term liabilities		1,061	50	(50)	(A)	4,594
				3,533	(B)
Advance subscription agreement	1,337			(1,337)	(A)	—
Total non-current liabilities	1,400	31,594	—	2,146		35,140
Total liabilities	10,234	69,052	—	(6,514)		72,772

COMMITMENTS AND CONTINGENCIES

Stockholders’ Equity:
Ordinary shares	1			(1)	(A)	—
Class A Common Stock		12				12
Class B Common Stock		2				2
Additional paid-in capital	1,179	315,526		(1,179)	(A)	315,526
Accumulated deficit	(10,948)	(3,204)		10,948	(A)	(3,853)
				(649)	(C)
Accumulated other comprehensive loss	(82)	(984)		82	(A)	(984)
Treasury stock		(22,930)		—		(22,930)
Total stockholders’ equity (deficit)	(9,850)	288,422	—	9,201		287,773
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	384	357,474	—	2,687		360,545

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2024
(in thousands, except per share data)

	For the three months ended March 31, 2024
	Pixode Games Limited (Historical)	PLAYSTUDIOS, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
Net revenues	$30	$77,828				$77,858
Operating expenses:
Cost of revenue	7	18,951				18,958
Selling and marketing	257	18,576		5	(AA)	18,838
Research and development	169	18,021				18,190
General and administrative	85	11,779		5	(AA)	11,869
Depreciation	2		(2)
Depreciation and amortization		11,566	2	83	(BB)	11,651
Restructuring and related		638				638
Total operating costs and expenses	520	79,531	—	93		80,144
Income from operations	(490)	(1,703)	—	(93)		(2,286)
Other income (expense), net
Change in fair value of warrant liability		(64)				(64)
Interest expense	(90)	1,420		90	(CC)	1,420
Other income (expense), net	(5)	(106)				(111)
Total other income (expense), net	(95)	1,250	—	90		1,245
Loss before income taxes	(585)	(453)	—	(3)		(1,041)
Provision for income taxes	(4)	(114)		(4)	(DD)	(122)
Net loss	$(589)	$(567)	$—	$(7)		$(1,163)

Class A Common Stock
Weighted average shares of common stock outstanding:
Basic and diluted						119,117
Net loss attributable to common stockholders per share:
Basic and diluted						$(0.01)

Class B Common Stock
Weighted average shares of common stock outstanding:
Basic and diluted						16,458
Net loss attributable to common stockholders per share:
Basic and diluted						$(0.01)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
(in thousands, except per share data)

	For the year ended December 31, 2023
	Pixode Games Limited (Historical)	PLAYSTUDIOS, Inc. (Historical)	Reclassification Adjustments	Transaction Accounting Adjustments		Pro Forma Combined
Net revenues	$108	$310,886				$310,994
Operating expenses:
Cost of revenue	24	77,800				77,824
Selling and marketing	1,450	74,360		19	(AA)	75,829
Research and development	1,831	70,298				72,129
General and administrative	796	45,072		20	(AA)	45,888
Depreciation	10		(10)
Depreciation and amortization		45,259	10	332	(BB)	45,601
Restructuring and related		8,584		649	(EE)	9,233
Total operating costs and expenses	4,111	321,373	—	1,020		326,504
Loss from operations	(4,003)	(10,487)	—	(1,020)		(15,510)
Other income (expense), net
Change in fair value of warrant liabilities		2,596				2,596
Interest expense	(307)	4,858		307	(CC)	4,858
Other income (expense), net	20	513				533
Total other income (expense), net	(287)	7,967	—	307		7,987
Income before income taxes	(4,290)	(2,520)	—	(713)		(7,523)
Provision for income taxes	(30)	(16,873)		(16)	(DD)	(16,919)
Net loss	$(4,320)	$(19,393)	$—	(729)		$(24,442)

Class A Common Stock
Weighted average shares of common stock outstanding:
Basic and diluted						116,520
Net loss attributable to common stockholders per share:
Basic and diluted						$(0.18)

Class B Common Stock
Weighted average shares of common stock outstanding:
Basic and diluted						16,458
Net loss attributable to common stockholders per share:
Basic and diluted						$(0.18)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.Basis of Presentation
The Purchase Agreement is accounted for as a business combination in accordance with GAAP, (the “Business Combination”). Under this method of accounting, the Pixode assets were treated as a business for financial reporting purposes.
The unaudited pro forma condensed combined balance sheet as of March 31, 2024 assumes that the Business Combination occurred on March 31, 2024. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2024 and the year ended December 31, 2023 present pro forma effects to the Business Combination as if it had been completed on January 1, 2023.
The unaudited pro forma condensed combined balance sheet as of March 31, 2024 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2024 have been prepared using, and should be read in conjunction with, the following:
a.the unaudited financial statements of MYPS as of and for the three months ended March 31, 2024 contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 2024; and
b.the unaudited financial statements of Pixode as of and for the three months ended March 31, 2024 included as Exhibit 99.2 to MYPS’ Current Report on Form 8-K filed with the SEC on September 16, 2024;
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 has been prepared using, and should be read in conjunction with, the following:
a.the audited financial statements of MYPS contained in its Annual Report on Form 10-K for the year ended December 31, 2023; and
b.the audited financial statements of Pixode as of December 31, 2023 included as Exhibit 99.1 to MYPS’ Current Report on Form 8-K filed with the SEC on September 16, 2024; and
The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that MYPS believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. MYPS believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of MYPS and Pixode.
2.Accounting Policies
Upon consummation of the Business Combination, management performed a comprehensive review of the two entities’ accounting policies. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.
3.Adjustments to Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.
The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). MYPS has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.
The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the post-combination company filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted net loss attributable to common stockholders per share presented in the unaudited pro forma condensed combined statements of operations are based upon the number of the post-combination company’s shares outstanding, assuming the Business Combination occurred on January 1, 2023.
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2024 are as follows:
(A)Reflects the adjustment for assets, liabilities, and stockholders’ equity that were not acquired as part of the Business Combination.
(B)Reflects cash paid at closing, including a holdback of $0.1 million in accordance with the Purchase Agreement. This also includes the recognition of the fair value of contingent consideration, initially valued at $3.5 million.
(C)Reflects recognition of cash paid related to the transaction costs incurred at the close of the Business Combination.
(D)Reflects the recognition of intangible assets acquired as part of the Business Combination.

July 1, 2024
Cash consideration	$3,400
Holdback	100
Contingent consideration, non-current	3,533
Total consideration transferred	$7,033

Identifiable assets acquired and liabilities assumed:
Property and equipment, net	15
Developed technology	1,660
Total identifiable net assets	$1,675

Goodwill	$5,358
Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2024 and the year ended December 31, 2023 are as follows:
(AA)Reflects the recognition of expense related to the stock-based compensation. This is a recurring item.
(BB)Reflects the recognition of expense related to amortization of intangible assets that were recognized as part of the business combination. This is a recurring item.
(CC)Reflects the removal of interest associated the current and long-term debt associated with Pixode. The debt was not included as part of the business combination. This is a recurring item.
(DD)Reflects the adjustment to the income tax provision for the combined business. This is a recurring item.
(EE)Reflects the recognition of expense related to the transaction costs incurred at the close of the Business Combination. This is a non-recurring item.

4.Net income (loss) attributable to common stockholders per share
Represents the net loss attributable to common stockholders per share calculated using the historical weighted average shares of common stock outstanding. The unaudited pro forma condensed combined financial information has been prepared based on the following information for the three months ended March 31, 2024 and the year ended December 31, 2023:

(in thousands, except per share data)	For the three months ended March 31, 2024	For the year ended December 31, 2023
Class A Common Stock
Pro forma net loss attributable to Class A common stockholders	(1,022)	(21,416)
Weighted average shares of common stock outstanding - basic	119	117
Dilutive options	—	—
Weighted average shares of common stock outstanding - diluted	119	117
Net income (loss) attributable to common stockholders per share - basic	(0.01)	(0.18)
Net income (loss) attributable to common stockholders per share - diluted	(0.01)	(0.18)

Class B Common Stock
Pro forma net loss attributable to Class B common stockholders	(141)	(3,026)
Weighted average shares of common stock outstanding - basic	16	16
Dilutive options	—	—
Weighted average shares of common stock outstanding - diluted	16	16
Net income (loss) attributable to common stockholders per share - basic	(0.01)	(0.18)
Net income (loss) attributable to common stockholders per share - diluted	(0.01)	(0.18)